UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 30, 2009

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB AGRICULTURE FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

(Co-Registrant)

DB AGRICULTURE MASTER FUND

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust – Delaware

DB Multi-Sector Commodity Master Trust – Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-33229; 001-33238, 001-33232 and 001-33237	87-0778053 87-0778078 87-0778057 87-0778079
(Commission File Number(s))	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

PowerShares DB Agriculture Fund (the “Fund”), a series of PowerShares DB Multi-Sector Commodity Trust, and the DB Agriculture Master Fund (the “Master Fund”), a series of DB Multi-Sector Commodity Master Trust, filed a current report on Form 8-K dated August 14, 2009 (the “Current Report”). DB Commodity Services LLC (“DBCS”) serves as the managing owner of the Fund and the Master Fund.

The Current Report discloses that effective October 31, 2009, the Master Fund’s positions in CBOT corn and CBOT wheat will be aggregated for federal speculative position limits purposes with the positions in CBOT corn and CBOT wheat held by the PowerShares DB Commodity Index Tracking Fund through the DB Commodity Index Tracking Master Fund, as to which DBCS is also the managing owner.

As a result, DBCS has determined that the Fund will (i) replace the current index, Deutsche Bank Liquid Commodity Index–Optimum Yield Agriculture Excess Return™ (“DBLCI-OY Agriculture ER™”) with Deutsche Bank Liquid Commodity Index Diversified Agriculture Excess Return™ (the “Index”) and (ii) commence tracking the Index on October 19, 2009.

The Index, comprised of a number of underlying commodities (“Index Commodities”), includes additional Index Commodities that are not currently part of the DBLCI-OY Agriculture ER™ in order to permit the Fund to continue its objective of tracking an Index designed to reflect the performance of the agriculture sector and to facilitate and ensure future compliance with speculative position limits.

The Index is comprised of the following Index Commodities, including the base weights and the applicable futures exchange:

Index Commodity	Index Base Weight (%)	Exchange (Contract Symbol)[1]
Corn[2]	12.50	CBOT (C)
Soybeans[2]	12.50	CBOT (S)
Wheat[2]	6.25	CBOT (W)
Kansas Wheat[2]	6.25	KCB (KW)
Sugar[2]	12.50	ICE-US (SB)
Cocoa[3]	11.11	ICE-US (CC)
Coffee[3]	11.11	ICE-US (KC)
Cotton[3]	2.78	ICE-US (CT)
Live Cattle[3]	12.50	CME (LC)
Feeder Cattle[3]	4.17	CME (FC)
Lean Hogs[3]	8.33	CME (LH)
Closing Level on Base Date[4]	100.00

[1]	Connotes the exchanges on which the underlying futures contracts are traded with respect to each Index Commodity.
[2]	Connotes Index Commodity rolled on Optimum Yield basis.
[3]	Connotes non-OY Index Commodity.

Legend:

“CBOT” means the Board of Trade of the City of Chicago Inc., or its successor.

“KCB” mean the Board of Trade of Kansas City, Missouri, Inc., or its successor.

“ICE-US” means ICE Futures U.S., Inc., or its successor.

“CME” means the Chicago Mercantile Exchange, Inc., or its successor.

[4]	The Index has been calculated back to a base date (“Base Date”) of January 18, 1989. On the Base Date the closing level of the Index, or Closing Level, was 100.

For additional information regarding the Index, including information with respect to the rolling, please see the Amended and Restated Description of the Index, which is filed as Exhibit 4.2 herewith.

The Master Fund will commence transitioning its portfolio on October 19, 2009, at a rate of approximately 10% per trading day, and expects to be fully transitioned on or about October 31, 2009.

The name of the Fund, its trading symbol “DBA,” its net asset value symbol “DBA.NV,” its indicative intra-day value per Share symbol “DBA.IV,” and its Index closing levels related symbol “DBAGIX” remain unchanged.

DBCS issued a press release (the “Press Release”) announcing the foregoing on September 30, 2009. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

4.2	Amendment No. 2 to Amended and Restated Declaration of Trust and Trust Agreement of the Master Fund.

99.1	Press Release, dated September 30, 2009, issued by the Managing Owner on behalf of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Operating Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Operating Officer

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Operating Officer

DB Agriculture Master Fund, a series of
DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Operating Officer

Date: September 30, 2009

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